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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                         AMENDMENT #1 TO CURRENT REPORT

                       UNDER SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report:  January 9, 1997
                                         ---------------
                        (Date of Earliest Event Reported)

                        MACE SECURITY INTERNATIONAL, INC.
                        ---------------------------------
             (Exact name of Registrant as Specified in its Charter)

                                    Delaware
                                    --------
                            (State of Incorporation)

                                    69270-NY
                                    ---------
                            (Commission File Number)

                                   03-0311630
                                   ----------
                        (IRS Employer Identification No.)

                  160 Benmont Avenue, Bennington, Vermont 05201
                  ---------------------------------------------

                    (Address of Principal Executive Offices)

                                 (802) 477-1503
                                 --------------
                         (Registrant's Telephone Number)
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ITEM 1         CHANGES IN CONTROL OF REGISTRANT


               (a) & (b) In the Form 8-K filed January 16, 1997, it was incorrectly stated that Jon E. Goodrich, Chairman of the Registrant's Board of Directors, owns a total of 2,634,246. Stated correctly, Mr. Goodrich owns a total of 2,659,246 shares, 2,400,000 of which are covered by the shareholders voting agreement disclosed in the Form 8-K file January 16, 1997.

ITEMS 2 - 8    Not Applicable
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     January 29, 1997              MACE SECURITY INTERNATIONAL, INC.


                                        /s/ Brian L. Kelley
                                        ---------------------------------------
                                        By:  Brian L. Kelley, Treasurer
                                             Principal Financial Officer